Exhibit 10.25

TO BE ATTACHED TO
THE ORIGINAL AMENDED AND RESTATED REVOLVING NOTE

SECOND MODIFICATION OF
AMENDED AND RESTATED REVOLVING NOTE

THIS SECOND MODIFICATION OF AMENDED AND RESTATED REVOLVING NOTE (the “Note Modification”) is dated as of the 24th day of March, 2003, and is made by and between ON-SITE SOURCING, INC., a Delaware corporation (the “Borrower”), having an address at 832 North Henry Street, Alexandria, Virginia 22314, and WACHOVIA BANK, NATIONAL ASSOCIATION, successor-in-interest to First Union National Bank, a national banking association (the “Lender”), having an address at 1970 Chain Bridge Road, McLean, Virginia  22102.

RECITALS:

R-1.                           The Lender made a loan in the form of a revolving line of credit (the “Line of Credit”) to the Borrower in the maximum principal sum of $7,000,000.00, evidenced by an Amended and Restated Revolving Note dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Note dated as of May 23, 2002 (as so modified, the “Note”).

R-2.                           The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by the Borrower and the Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of July 2, 2001, that certain Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 23, 2002, that certain Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of September 25, 2002, and that certain Fourth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of February 3, 2003 (collectively, the “Original Loan Agreement”).

R-3.                           The Borrower and the Lender have agreed to modify the Note to extend the Maturity Date, and for certain other purposes.  In addition to and in conjunction with entering into the Note Modification,  Borrower and Lender have contemporaneously entered into a certain Fifth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement of even date herewith (the “Fifth Loan Agreement Modification”), thereby, among other things, extending the “Ending Date” as defined in the Original Loan Agreement to May 31, 2004, and modifying the Original Loan Agreement to reflect that it governs and secures the Note, as modified by this Note Modification (the Original Loan Agreement, as modified by the Fifth Loan Agreement Modification, being collectively referred to as the “Loan Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties agree as follows:

1.                                       Maturity Date.  The definition of Maturity Date, as defined in the Note, is hereby modified to mean May 31, 2004.

2.                                       Loan Agreement.  The Note, as modified by this Note Modification, and the loans evidenced thereby, shall be governed and secured by the Loan Agreement.

3.                                       Affirmation of Provisions.  Except as modified by this Note Modification, the provisions of the Note are hereby reaffirmed and remain in full force and effect.  The Borrower warrants that it has no offsets or defenses against the Note, as modified.  If the term Borrower comprises more than one person or entity, the liability of such persons or entities hereunder shall be joint and several.

IN WITNESS WHEREOF, the parties to this Second Modification of Amended and Restated Revolving Note have set their hands and seals as of the date and year first written above, the Lender having signed this Second Modification of Amended and Restated Revolving Note only for the purposes of consenting to the modification herein contained.

ON-SITE SOURCING, INC., a Delaware corporation

By:	/s/ Jason Parikh	(SEAL)
Name:	Jason Parikh
Title:	CFO

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph C. Costa	(SEAL)
Name:	Joseph C. Costa
Title:	Vice-President

COMMONWEALTH OF VIRGINIA
COUNTY OF Arlington : to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that Jason Parikh as CFO of On-Site Sourcing, Inc., whose name is signed to the foregoing Second Modification of Amended and Restated Revolving Note, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 25th day of March, 2003.

/s/ A. Touloumes - Britt
Notary Public

My Commission expires: 6/30/05

COMMONWEALTH OF VIRGINIA
COUNTY OF Fairfax : to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that Joseph C. Costa as Vice-President of Wachovia Bank, National Association, successor-in-interest to First Union National Bank, whose name is signed to the foregoing Second Modification of Amended and Restated Revolving Note, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 25th day of March, 2003.

/s/ Karen E. Reynolds
Notary Public

My Commission expires: May 31, 2005